UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): May 22, 2012
Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 44 (0) 20 7659 4660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	2
Item 5.07 Submission of Matters to a Vote of Security Holders	2
Item 9.01 Financial Statements and Exhibits	4
SIGNATURE	5
EXHIBIT INDEX	6

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) 2012 Long-Term Incentive Plan
At the 2012 annual general meeting of shareholders (the “2012 Annual Meeting”) of Ensco plc (the “Company”) on May 22, 2012, the Company's shareholders approved the Ensco plc 2012 Long-Term Incentive Plan (the “2012 Plan”). The Company's Compensation Committee and Board of Directors adopted and approved the 2012 Plan effective January 1, 2012, subject to shareholder approval. A description of the 2012 Plan is set forth in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 4, 2012 (the “2012 Proxy Statement”). The description of the 2012 Plan is qualified in its entirety by reference to the full text of the 2012 Plan, which was included as Annex A to the 2012 Proxy Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) The Company held its 2012 annual general meeting of shareholders in London, England on May 22, 2012.
(b) There were 231,328,071 Class A ordinary shares, represented by American depositary shares (“shares”), entitled to vote at the meeting based on the March 30, 2012 record date, of which 198,222,318 shares, or approximately 86%, were present and voting in person or by proxy. The following matters, detailed descriptions of which are contained in the Company’s proxy statement dated April 4, 2012, were voted on at the meting:

(i) An ordinary resolution to re-elect C. Christopher Gaut as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
174,845,249	5,544,116	107,750	17,725,203

(ii) An ordinary resolution to re-elect Gerald W. Haddock as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
176,733,941	3,658,299	104,875	17,725,203

(iii) An ordinary resolution to re-elect Paul E. Rowsey, III as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
177,704,443	2,687,844	104,828	17,725,203

(iv) An ordinary resolution to re-elect Francis S. Kalman as a Class II director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2013:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
176,136,677	4,255,329	105,109	17,725,203

(v) An ordinary resolution to re-elect David A. B. Brown as a Class III director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2014:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
178,410,930	1,981,711	104,474	17,725,203

(vi) An ordinary resolution to ratify the Audit Committee’s appointment of KPMG LLP as the Company’s U.S. independent registered public accounting firm for 2012:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
196,404,786	1,696,413	121,119	N/A

(vii) An ordinary resolution to re-appoint KPMG Audit Plc as the Company’s U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
197,059,752	1,052,009	110,557	N/A

(viii) An ordinary resolution to authorize the Audit Committee to determine the Company's U.K. statutory auditors' remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
197,772,238	327,559	122,521	N/A

(ix) An ordinary resolution to approve the Company's 2012 Long-Term Incentive Plan:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
175,623,459	3,915,601	958,055	17,725,203

(x) A non-binding advisory vote to approve the compensation of our named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
105,576,944	72,756,232	2,163,939	17,725,203

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Ensco plc 2012 Long-Term Incentive Plan (incorporated by reference to Annex A to the Company's Proxy Statement filed on April 4, 2012, File No. 1-8097).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: May 23, 2012	/s/ DOUGLAS J. MANKO Douglas J. Manko Controller

EXHIBIT INDEX

Exhibit No.	Description
10.1	Ensco plc 2012 Long-Term Incentive Plan (incorporated by reference to Annex A to the Company's Proxy Statement filed on April 4, 2012, File No. 1-8097).

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